                                                                   EXHIBIT 10.46


         AMENDMENT NO. 6 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 6 to Amended and Restated Business Loan Agreement dated as of January 31, 2002 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").

The parties hereby agree to amend the Loan Agreement as follows:

     1.  Defined Terms. All initially capitalized terms used in this Amendment
         -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement.

     2.  Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby
         ------------------------
amended by deleting the reference to "January 31, 2002" and substituting in place thereof a reference to "February 28, 2002".

     3.  Amendment to Section 2.3(b). Section 2.3(b) of the Loan Agreement is
         ---------------------------
hereby amended by deleting the reference to "January 31, 2002" and substituting in place thereof a reference to "February 28, 2002".

     4.  Amendment to Section 3.4(b). Section 3.4(b) of the Loan Agreement is
         ---------------------------
hereby amended by deleting the reference to "January 31, 2002" and substituting in place thereof a reference to "February 28, 2002".

     5.  Conditions Precedent. The effectiveness of this Amendment shall be
         --------------------
conditioned upon receipt by the Bank of all of the following:

          a. Counterparts of this Amendment executed by all parties hereto;

          b. Receipt by the Bank of an amendment fee in the amount of $10,000 and payment of the Bank's legal fees and expenses of its counsel, including any outstanding invoices; and

          c. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

     6.  Representations and Warranties. The Borrower hereby represents and
         ------------------------------
warrants that no default under Section 13 of the Loan Agreement has occurred and
                               ----------
remains continuing.

     7.  Counterparts. This Amendment may be executed in counterparts in
         ------------
accordance with Section 14.12 of the Loan Agreement.


     8.  Confirmation. In all other respects, the Loan Agreement is confirmed.
         ------------

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                                       IMPCO TECHNOLOGIES, INC.

                                       By /s/ William B. Olson
                                          _____________________________

                                       Title:  CFO
                                              _________________________


                                       QUANTUM TECHNOLOGIES, INC.


                                       By:  /s/ Alan Niedzwiecki
                                          _____________________________

                                       Title:  Chief Operating Officer
                                             __________________________


                                       BANK OF AMERICA, N.A.


                                       By: /s/  David P. Maiorella
                                          _____________________________

                                       Title:  Vice President
                                             __________________________